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         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Philip R. McLoughlin, Chairman of The Zweig Total Return Fund, Inc. (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:   September 5, 2003                   /s/ PHILIP R. MCLOUGHLIN
     ----------------------                 ------------------------------------
                                            Philip R. McLoughlin, Chairman
                                            (principal executive officer)

I, Nancy G. Curtiss, Treasurer of The Zweig Total Return Fund, Inc. (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:   September 5, 2003                   /s/ NANCY G. CURTISS
     ----------------------                 ------------------------------------
                                            Nancy G. Curtiss, Treasurer
                                            (principal financial officer)